UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund

(Exact name of registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices)

(310) 469-6100

(Registrant's telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 – September 30, 2020

Item 1. Reports to Stockholders.

SEPTEMBER 30, 2020

Griffin Institutional Access® Real Estate Fund

Annual Report

ELECTRONIC REPORTS DISCLOSURE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.griffincapital.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-888-926-2688 or submit a signed letter of instruction requesting paper reports to Griffin Institutional Access Real Estate Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you invest directly with the Fund, by enrolling at www.griffincapital.com.

Table of Contents

Shareholder Letter	2
Portfolio Update	16
Schedule of Investments	18
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Trustees’ Consideration and Approval of Renewal of Advisory Agreements	48
Trustees and Officers	52
Service Providers	54
Privacy Notice	55

Dear Fellow Shareholders,

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) annual report. We greatly appreciate the support of our shareholders, and we will remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through September 30, 2020, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 37.57% and a 5.24% annualized return[1]

●	Sharpe ratio of 1.38[1]

●	Standard deviation of 3.11%, which matches the standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index[1]

●	Alpha of 2.99%[1,2]

●	Beta of 0.11[1,2]

Financial markets observed unprecedented levels of volatility driven by the COVID-19 (coronavirus) pandemic during the fiscal year ending September 30, 2020. There was a considerable impact on economic growth following the initial outbreak as GDP contracted by a rate not seen since the Great Depression3, energy markets collapsed, and market participants scrambled to build liquidity amidst the uncertainty surrounding a health crisis, the likes of which the world hasn’t seen in over 100 years. Since the initial shutdowns and subsequent market downturn, the path to economic recovery has made significant progress fueled by extraordinary monetary and fiscal policy support from most developed nations around the world. Concurrently, significant progress has been made in the fight against the coronavirus. The global scientific community has focused their attention and resources on developing effective therapeutics and vaccines, which are moving through the trial and approval processes at an unprecedented pace. At the time of this writing, vaccine candidates from both Pfizer and Moderna have shown promising results, and it is widely speculated that an effective vaccine will be broadly distributed by the first half of 2021. This development will undoubtedly lead to a normalization of business activity and will most likely provide a lift to the global economy. Labor markets in the U.S. have recovered significantly since April as lockdown measures subside and economic activity resumes. The unemployment rate in the U.S. fell to 6.9% in October, a stark contrast to the depths of the crisis at which point the jobless rate swelled to 14.7% (4/30/20)4. Some of the most impacted portions of the economy, such as the leisure and hospitality industry, are experiencing a resurgence in activity as restaurants and bars resume operations. Moving forward we will continue to monitor daily infection rates and high frequency activity indicators as early warning signs of a reversal in the trend towards normalization. As of the time of this writing, coronavirus cases are accelerating and may cause some state and local municipalities to rethink the pace of near-term reopening plans. The winter months may also prove challenging as social distancing becomes even more difficult during inclement weather. In addition to the pandemic, uncertainty surrounding the presidential election in November contributed to market swings. As the country patiently awaits the final tabulations, with impending litigation likely, media outlets across the country declared Joe Biden President-Elect with the Senate likely remaining in Republican control. That said, given the likelihood of a split government, it will be difficult for either party to effectuate widespread reform. From here, capital markets will reassess the potential foreign and domestic policies of a Biden administration and refocus on the economic recovery. The combination of continued economic recovery, low interest rates, and political stability should provide a supportive backdrop for real estate moving forward into 2021.

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

Commercial real estate as an asset class has performed well despite the macroeconomic volatility. Heading into 2020, fundamentals were strong, vacancy rates were at cyclical lows, and demand was outstripping supply in most markets and sectors. Market participants managed risks, such as leverage, with more prudence relative to what we experienced leading into the Global Financial Crisis. Given the tailwinds of favorable fundamentals, institutional real estate assets have performed well thus far throughout the COVID-19 pandemic, however, similar to the equity markets, we have observed dispersions in returns across sectors of the real estate market. The industrial sector is arguably benefitting the most as the demand for warehouse space to service e-commerce tenants has increased due to a more pronounced shift in consumer behavior as a result of nationwide lockdowns and social distancing guidelines. Additionally, tenants have increased inventory to avoid the supply chain disruptions experienced in the early stages of the pandemic. Multifamily, a proven performer within past periods of market volatility, has performed well through the COVID-19 pandemic, as the sector is necessity-based (housing). We have observed high collection rates within the multifamily sector and see continued opportunities within high-growth markets. As we’ve written previously, we maintain our belief that sensationalized headlines regarding remote working (work-from-home) and its impact on the office sector are largely overblown. It seems likely that work-from-home policies will persist even after COVID-19, however, it is helpful to remember these policies also predated the pandemic. We believe employers will still need to size their office space by peak, as opposed to average, employee attendance. This fact, coupled with a general de-densification of office space to accommodate social distancing guidelines, may make it difficult for employers to downsize their office footprint. Furthermore, as companies look to innovate and compete at a global level, we maintain that the energy of working face-to-face with coworkers cannot be replicated over video calls and people will return to the office over time. As evidence of the continuing need for office space, technology giant Facebook recently leased over 700,000 square feet of space in Manhattan and separately acquired a $350 million-plus office campus outside of Seattle. In regard to retail, it remains the most challenged of the major property types. Grocery-anchored and necessity retailers have fared the best thus far, as these property types are less impacted by lockdown measures. Within more niche sectors, both life science and government office properties have exhibited strong performance. Life sciences assets are essential to support the growth of the biotechnology industry and are attractive due to the strong demand and lack of supply for modern lab space located within technology hubs. The COVID-19 pandemic has reinforced the importance of the biotechnology industry, which we believe should continue to fuel increased demand for life sciences assets. Finally, government office, which is generally characterized by assets with long-term leases to government entities like the Federal Bureau of Investigation (FBI), can offer a stable income stream for investors which may be beneficial during periods of heightened volatility.

Griffin Institutional Access Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Diversification does not eliminate the risk of experiencing investment losses.

The Fund has maintained a relatively defensive posture since the latter half of 2019 as we prepared for what we believed might be a slowdown in economic growth. We maintained a strong liquidity profile, reduced equity beta, and allocated to more defensive sectors. Within the Fund’s private portfolio specifically, we have reduced exposure to private real estate equity and increased the private real estate debt allocation. We believe private real estate debt may perform well as economic growth resumes given most of the return generated by real estate debt is derived by current coupon rather than capital appreciation. In fact, some of the best loans are made during periods where spreads are wide, and capital is less abundant to borrowers. Lastly, we reduced exposure to more cyclical sectors such as office and retail in favor of multifamily, industrial, and life sciences investments.

This active management has contributed to outperformance of the Fund’s private real estate portfolio relative NCREIF-ODCE, a core institutional private real estate index, through September 30, 2020. Further, our preference for core, well-leased, institutional real estate within the Fund’s private real estate portfolio has positioned the Fund well as demonstrated by the strong operating performance at the underlying asset level, with collection rates for the Fund’s private real estate equity portfolio exceeding that of the broader real estate market.

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. However, the importance of alternatives may become more pronounced during periods of increased uncertainty and volatility. We believe the potential benefits provided by alternatives, such as enhanced income, lower volatility relative to the broader markets, and lower correlation, may prove to play an important role in mixed-asset portfolios. The Fund is unique in that its investments are diversified across both private and public real estate markets, which allows us to take advantage of opportunities across a broader portion of the investable universe, offering investors what, in our view, is a complete real estate solution5. The Fund’s private real estate portfolio provides exposure to over 3,400 properties with a gross asset value of approximately $217 billion as of October 1, 20206. This level of diversification may help to reduce idiosyncratic risk (asset specific) within the portfolio and may provide a stabilized return profile for investors, particularly during times of increased volatility. The Fund provides enhanced diversification through its multi-manager structure, investing in private real estate securities sponsored by over 30 institutional real estate managers that we believe are best-in-class. Accordingly, this structure allows the Fund to tactically reposition its private real estate portfolio to take advantage of evolving views on sectors or markets without the friction (expense) associated with buying and selling assets (buildings) directly.

Given real estate is the third-largest asset class behind stocks and bonds, we believe investors should consistently maintain real estate exposure in order to properly diversify. We are generally not proponents of investors attempting to “time the markets,” however, many people ask us if current market conditions represent an attractive entry point for real estate. Based on current fundamentals, pricing levels, and the opportunity provided by the COVID-19 pandemic to “buy low,” we believe investors may be wise to consider an allocation to the asset class. Further, a recovering economy and lower cost of capital due to more accommodative Fed policies may provide a supportive environment for real estate moving forward.

As always, the portfolio management team and the Fund’s team of sub-advisers, along with the underlying private fund partners, continue to work tirelessly to seek favorable risk-adjusted return opportunities. We believe that the Fund’s portfolio positioning, focus on high-quality assets, diversification among managers and sectors, and ability to actively manage across both public and private market opportunities, may provide investors a complete real estate solution and a differentiated return profile. The benefits of the Fund’s public and private strategy can be observed in our near-term performance as the Fund has gained 333 basis points (bps) from July 1, 2020 – November 19, 20201, primarily driven by the Fund’s allocation to public securities. We appreciate your continued trust, and we hope that you and your families remain healthy and safe.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager and Founding Partner, Griffin Institutional Access Real Estate Fund

Past performance is no guarantee of future results.

PORTFOLIO EXPOSURE AS OF OCTOBER 1, 2020 (UNAUDITED)

Overall Portfolio Exposure

Private Real Estate Exposure[7]	74%
Cortland Growth and Income Fund	5.71%
Clarion Lion Properties Fund	5.61%
Morgan Stanley Prime Property Fund	5.28%
Clarion Gables Multifamily Trust	4.69%
Prudential PRISA	4.21%
Clarion Lion Industrial Trust	3.74%
Oaktree Real Estate Income Fund	3.42%
Ventas Life Science and Healthcare Real Estate Fund	3.42%
TA Realty Core Property Fund	2.96%
CBRE U.S. Core Partners	2.16%
Prologis Targeted U.S. Logistics Fund	1.61%
Sentinel Real Estate Fund	1.59%
Stockbridge Smart Markets Fund	1.50%
USAA U.S. Government Building Fund	1.37%
BGO Diversified U.S. Property Trust	1.35%
Hancock U.S. Real Estate Fund	1.03%
American Core Realty Fund	0.83%
AEW Core Property Trust	0.80%
Heitman America Real Estate Trust	0.80%
GWL U.S. Property Fund	0.61%
RREEF America REIT II	0.50%
UBS Trumbull Property Fund	0.45%
Barings Core Property Fund	0.34%
BlackRock U.S. Core Property Fund	0.25%
Private Real Estate Equity	54.23%
Heitman Core Real Estate Debt Income Trust	4.11%
Brookfield Senior Mezzanine Real Estate Finance Fund	2.72%
CrossHarbor Strategic Debt Fund	2.69%
TCM CRE Credit Fund	2.63%
PGIM Real Estate US Debt Fund	2.20%
JP Morgan U.S. Real Estate Core Mezzanine Debt Fund	2.06%
ARES Real Estate Enhanced Income Fund	1.69%
Voya Commercial Mortgage Lending Fund	1.55%
Private Real Estate Debt	19.65%
Public Real Estate Exposure and Cash[8]	26%
Public Real Estate Equity	14.17%
Mortgage-Backed Securities	4.63%
Preferred Securities	4.24%
Cash and Short-Term Investments	3.08%

Diversification does not eliminate the risk of experiencing investment losses.

PRIVATE FUND DIVERSIFICATION AS OF OCTOBER 1, 2020 (UNAUDITED) 9

Through its investment in private funds, Griffin Institutional Access Real Estate Fund offers immediate diversification by property sector, geography, and exposure to real estate equity and debt.

Private Real Estate Exposure: Geographic Diversification9

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[9]	Highlights[9]
Multifamily	28.81%	38.99%	621 apartment investments which are comprised of over 178,000 units diversified across high growth markets.
Private Real Estate Equity	22.31%	30.20%
Private Real Estate Debt	6.50%	8.79%
Office	17.18%	23.26%	304 high-quality office investments in diverse, high-demand metropolitan areas representing over 117 million square feet of space.
Private Real Estate Equity	9.09%	12.31%
Private Real Estate Debt	8.09%	10.95%
Industrial	12.84%	17.39%	1,949 investments boasting approximately 575 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Private Real Estate Equity	12.38%	16.76%
Private Real Estate Debt	0.46%	0.63%
Specialty	5.68%	7.69%	103 healthcare/life sciences and government office investments, comprised of over 17 million square feet of lab and office space serving medical, research, and government tenants across the country.
Private Real Estate Equity	5.60%	7.58%
Private Real Estate Debt	0.08%	0.11%
Retail	5.22%	7.07%	270 investments with more than 63 million square feet of retail space.
Private Real Estate Equity	3.70%	5.01%
Private Real Estate Debt	1.52%	2.06%
Other	2.16%	2.91%	222 investments, comprised of self-storage facilities, parking garages, and land.
Private Real Estate Equity	1.11%	1.49%
Private Real Estate Debt	1.05%	1.42%
Hospitality	1.99%	2.69%	22 hospitality investments, representing 6,581 keys across the country.
Private Real Estate Equity	0.04%	0.05%
Private Real Estate Debt	1.95%	2.64%

For purposes of the Investment Company Act of 1940 (the “1940 Act”), the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act.

PRIVATE FUND SUMMARIES (UNAUDITED) 7

AEW Core Property Trust is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasis on income, liquidity and strong long-term fundamentals. AEW Core Property Trust uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.

American Core Realty Fund is a diversified open-end commingled fund that invests primarily in high quality core income-producing office, industrial, retail, and multifamily properties. The American Core Realty Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/professional human capital.

ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.

Barings Core Property Fund is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Barings Core Property Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.

BGO Diversified US Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.

BlackRock U.S. Core Property Fund is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The BlackRock U.S. Core Property Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically-integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading Southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
GWL U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Hancock U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Hancock U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.
Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

Holdings are subject to change without notice.

JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted US Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
PGIM Real Estate U.S. Debt Fund is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. PGIM Real Estate U.S. Debt Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the index – heavily overweight to industrial assets and the West.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.

TCM CRE Credit Fund intends to focus primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. Trawler Capital Management Commercial Real Estate Credit Fund will focus on building and maintaining a portfolio of assets that are intended to provide strong risk adjusted returns in all cycles, with emphasis on stable cash flows.

UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality Core, institutional real estate assets.
USAA U.S. Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build to suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.
Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will seek generally to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

Holdings are subject to change without notice.

FUND SUB-ADVISERS (UNAUDITED)

Aon Investments USA

The Fund’s Private Allocation Sub-Adviser, Aon Investments USA Inc., an Aon Company, provides investment consulting services to over 2,300 clients worldwide with total client assets of over $3.5 trillion, including $2.3 trillion in the U.S., as of March 31, 2020. Over 800 investment consulting professionals worldwide advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund’s Public Allocation Sub-Adviser, CenterSquare Investment Management LLC (“CenterSquare”), is focused exclusively on real estate and infrastructure to provide attractive investment performance to institutional real asset investors. CenterSquare’s team of REIT experts have been a trusted advisor to endowments, pension plans and corporate clients. The firm manages approximately $11 billion across a variety of real estate strategies as of September 30, 2020.

Griffin Capital Advisor, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

GLOSSARY (UNAUDITED)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Coupon: The interest payment made on a debt security.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Debt security: Any security that represents loaned money that must be repaid to the lender.

Dispersion: Refers to the range of potential outcomes of investments based on historical volatility or returns.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated February 1, 2020, the total annual expense ratio is 1.97% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2021 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. This material represents views as of the date of this publication and is subject to change without notice of any kind.

This annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution may include a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

During the fiscal year ending September 30, 2020 the Fund paid distributions of $210,252,867 to its investors, consisting of distributions of $85,625,260 paid and $124,627,607 that was reinvested through the Fund’s distribution reinvestment program.

During that period, the recorded dividends and distributions from the Fund’s underlying investments totaling $138,677,900, and realized losses on its investments totaling $160,395,866, and fees and expenses of $84,337,252.

The Fund’s most recent annualized distribution rate as of September 30, 2020 was 5.22%. A portion of the distribution included a return of capital. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Griffin Capital website (www.griffincapital.com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%

ENDNOTES

1.	Past performance is not a guarantee of future results. Data source: Morningstar Direct. Performance data uses the Fund’s load-waived, Class A share (NASDAQ: GIREX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. As of September 30, 2020 the Fund’s load-waived, Class A share had a one-year return of -4.35% and a five-year annualized return of 4.54%.

2.	Calculation benchmark: S&P 500.

3.	Bureau of Economic Analysis, U.S. Department of Commerce and Economic Research by Federal Reserve Bank of St. Louis.

4.	Bureau of Labor Statistics, U.S. Department of Labor.

5.	The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a“diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

6.	Fund size based on Gross Asset Value (GAV). Fund holdings as of 10/1/20. Fund holdings are subject to change without notice.

7.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded.

8.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments.

9.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of October 1, 2020. Underlying data and statistics of the Fund’s private real estate exposure as of June 30, 2020. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance (for the periods ended September 30, 2020)

	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception Date
Griffin Institutional Access Real Estate Fund – A – With Load*	-4.89%	-9.48%	1.06%	3.31%	4.31%	6/30/14
Griffin Institutional Access Real Estate Fund – A – Without Load	0.93%	-3.96%	3.08%	4.54%	5.31%	6/30/14
Griffin Institutional Access Real Estate Fund – C – With Load**	-0.47%	-5.68%	2.31%	3.76%	3.72%	8/7/15
Griffin Institutional Access Real Estate Fund – C – Without Load	0.53%	-4.68%	2.31%	3.76%	3.72%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	1.03%	-3.75%	3.33%	4.80%	4.75%	8/7/15
Griffin Institutional Access Real Estate Fund – M – NAV	0.65%	-4.44%	2.57%	N/A	3.44%	11/16/16
Griffin Institutional Access Real Estate Fund – L – With Load***	-3.53%	-8.28%	1.36%	N/A	1.97%	4/24/17
Griffin Institutional Access Real Estate Fund – L – Without Load	0.75%	-4.20%	2.83%	N/A	3.27%	4/24/17
S&P 500® Total Return Index	31.31%	15.15%	12.28%	14.15%	11.25%	6/30/14
Bloomberg Barclays U.S. Aggregate Bond Index	3.53%	6.98%	5.24%	4.18%	3.83%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.

**	Adjusted for contingent deferred sales charge of 1.00%.

***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The returns shown are net of applicable share class fees.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect at least until February 1, 2021, for Class A, Class C, Class I, Class L and Class M shares, unless and until the Board approves its modification or termination. Per the Fund's most recent prospectus, the total expense ratio after recoupment, if applicable, is 1.97%, 2.73%, 1.72%, 2.45%, and 2.20% for Class A, Class C, Class I, Class M and Class L, respectively. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2020 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	77.82%
Publicly Traded Securities	13.56%
Preferred Stocks	4.20%
Short Term Investments	3.37%
Other	1.05%
TOTAL	100.00%

Annual Report | September 30, 2020	17

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2020

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (91.38%)

Private Investment Funds (77.82%)*
AEW Core Property Trust (U.S.), Inc.	41,153	$41,268,009
American Core Realty Fund, L.P.	277	33,803,131
Ares Real Estate Enhanced Income Fund, L.P.	N/A	65,228,341
Barings Core Property Fund, L.P.	99,906	13,137,595
BGO Diversified US Property Fund, L.P.	24,231	54,189,763
BlackRock US Core Property Fund	N/A	19,691,972
Brookfield Senior Mezzanine Real Estate Finance Fund	103,100	105,730,915
CBRE U.S. Core Partners, L.P.	63,076,578	90,308,309
Clarion Gables Multifamily Trust, L.P.	143,690	180,351,567
Clarion Lion Industrial Trust, L.P.	54,291	122,538,064
Clarion Lion Properties Fund, L.P.	149,577	225,946,324
Cortland Growth and Income Fund, L.P.	199,586	222,190,722
CrossHarbor Strategic Debt Fund, L.P.	N/A	104,031,299
GWL U.S. Property Fund, L.P.	N/A	24,378,198
Hancock U.S. Real Estate Fund, L.P.	36,487	47,287,559
Heitman America Real Estate Trust, L.P.	26,888	31,051,284
Heitman Core Real Estate Debt Income Trust	145,882	146,595,920
JPM U.S Real Estate Core Mezzanine Debt Fund	605,961	61,611,597
Morgan Stanley Prime Property Fund	11,029	205,633,401
Oaktree Real Estate Income Fund, L.P.	N/A	134,450,478
PGIM Real Estate U.S. Debt Fund, L.P.	69,936	84,614,452
Principal Real Estate Liquid Debt Fund, L.P.	4,763,050	125,877,104
PRISA, L.P.	92,597	162,392,391
Prologis Targeted U.S. Logistics Fund, L.P.	34,887	63,557,768
RREEF America REIT II, Inc.	153,890	19,246,031
Sentinel Real Estate Fund, L.P.	876	76,837,771
Stockbridge Smart Markets Fund, L.P.	37,480	58,341,445
TA Realty Core Property Fund, L.P.	114,894	130,033,910
TCM CRE Credit Fund, L.P.	102,290	102,231,037
Torchlight Value Fund, LLC	58,466	52,768,213
UBS Trumbull Property Fund	1,725	17,287,702
USAA US Government Building Fund, LLC	N/A	53,930,277
Ventas Life Science and Healthcare Real Estate Fund	75,000	82,709,832
Voya Commercial Mortgage Lending Fund, L.P.	N/A	60,215,874
		3,019,468,255

Publicly Traded Securities (13.56%)
Alexandria Real Estate Equities, Inc.	79,320	12,691,200
American Campus Communities, Inc.	66,880	2,335,450
American Homes 4 Rent, Class A	249,330	7,100,918
American Tower Corp.	49,480	11,960,800
Americold Realty Trust	236,190	8,443,792
Apple Hospitality REIT, Inc.	444,240	4,269,146
AvalonBay Communities, Inc.	120,810	18,041,765
Boston Properties, Inc.	66,480	5,338,344
Brixmor Property Group, Inc.	513,260	6,000,009
Broadstone Net Lease, Inc., Class A	272,842	4,578,289
Columbia Property Trust, Inc.	261,040	2,847,946
Cousins Properties, Inc.	271,220	7,754,180
CubeSmart	506,740	16,372,769
CyrusOne, Inc.	74,040	5,185,021

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2020

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
DiamondRock Hospitality Co.	471,410	$2,390,049
Digital Realty Trust, Inc.	174,440	25,600,814
Douglas Emmett, Inc.	136,330	3,421,883
Duke Realty Corp.	281,840	10,399,896
Empire State Realty Trust, Inc., Class A	380,000	2,325,600
Equinix, Inc.	51,760	39,344,329
Equity Residential	278,190	14,279,493
Extra Space Storage, Inc.	148,140	15,849,499
First Industrial Realty Trust, Inc.	119,380	4,751,324
Gaming and Leisure Properties, Inc.	121,614	4,491,205
Healthcare Trust of America, Inc., Class A	266,700	6,934,200
Healthpeak Properties, Inc.	710,310	19,284,916
Host Hotels & Resorts, Inc.	606,080	6,539,603
Invitation Homes, Inc.	924,180	25,867,798
Iron Mountain, Inc.	142,040	3,805,252
JBG SMITH Properties	355,690	9,511,151
Kilroy Realty Corp.	124,610	6,474,736
Life Storage, Inc.	62,880	6,619,378
Medical Properties Trust, Inc.	476,050	8,392,761
Mid-America Apartment Communities, Inc.	162,040	18,788,538
Prologis, Inc.	398,690	40,116,188
Realty Income Corp.	268,040	16,283,430
Regency Centers Corp.	190,050	7,225,701
Retail Opportunity Investments Corp.	328,410	3,420,390
Retail Properties of America, Inc., Class A	858,240	4,986,374
Rexford Industrial Realty, Inc.	109,100	4,992,416
Sabra Health Care REIT, Inc.	232,700	3,207,770
SBA Communications Corp.	35,110	11,181,833
Simon Property Group, Inc.	119,860	7,752,545
SL Green Realty Corp.	53,060	2,460,392
STAG Industrial, Inc.	199,130	6,071,474
STORE Capital Corp.	288,220	7,905,875
Sun Communities, Inc.	75,810	10,659,644
UDR, Inc.	326,450	10,645,535
Ventas, Inc.	288,110	12,089,096
VEREIT, Inc.	1,851,630	12,035,595
Welltower, Inc.	162,000	8,924,580
WP Carey, Inc.	125,330	8,166,503
		526,117,395

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,341,372,365)		3,545,585,650

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (4.20%)(a)
American Homes 4 Rent, Series D	6.50%	43,500	1,101,420
American Homes 4 Rent, Series E	6.35%	166,000	4,203,120
American Homes 4 Rent, Series F	5.88%	15,516	407,450
American Homes 4 Rent, Series G	5.88%	38,000	1,015,740
American Homes 4 Rent, Series H	6.25%	193,065	5,309,288
Boston Properties, Inc., Series B	5.25%	103,800	2,613,684
Brookfield Property Partners L.P., Series A-1	6.50%	20,000	403,400

Annual Report | September 30, 2020	19

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2020

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)(a)
Brookfield Property REIT, Inc., Series A	6.38%	94,000	$1,754,980
DiamondRock Hospitality Co., Series A	8.25%	38,600	1,003,600
Digital Realty Trust, Inc., Series J	5.25%	62,500	1,656,250
Digital Realty Trust, Inc., Series K	5.85%	182,132	5,017,737
Digital Realty Trust, Inc., Series L	5.20%	141,500	3,845,970
EPR Properties, Series G	5.75%	83,500	1,587,335
Federal Realty Investment Trust, Series C	5.00%	224,000	6,018,880
Hersha Hospitality Trust, Series C	6.88%	71,800	1,055,460
Hersha Hospitality Trust, Series D	6.50%	80,000	1,149,600
Kimco Realty Corp., Series L	5.13%	47,609	1,244,499
Kimco Realty Corp., Series M	5.25%	95,500	2,515,470
National Retail Properties, Inc., Series F	5.20%	340,000	8,731,200
National Storage Affiliates Trust, Series A	6.00%	154,000	4,079,460
Pebblebrook Hotel Trust, Series C	6.50%	36,000	826,920
Pebblebrook Hotel Trust, Series E	6.38%	130,000	2,920,450
Pebblebrook Hotel Trust, Series F	6.30%	119,892	2,722,747
PS Business Parks, Inc., Series W	5.20%	142,000	3,674,960
PS Business Parks, Inc., Series X	5.25%	93,000	2,486,820
PS Business Parks, Inc., Series Y	5.20%	16,000	424,000
PS Business Parks, Inc., Series Z	4.88%	208,500	5,575,290
Public Storage, Series D	4.95%	48,400	1,243,880
Public Storage, Series H	5.60%	146,000	4,117,200
Public Storage, Series I	4.88%	14,500	392,080
Public Storage, Series J	4.70%	40,000	1,085,200
Public Storage, Series L	4.63%	195,000	5,249,400
QTS Realty Trust, Inc., Series A	7.13%	105,209	2,851,164
Rexford Industrial Realty, Inc., Series A	5.88%	180,200	4,641,952
Rexford Industrial Realty, Inc., Series B	5.88%	67,000	1,800,960
Rexford Industrial Realty, Inc., Series C	5.63%	106,000	2,840,800
Saul Centers, Inc., Series D	6.13%	184,500	4,595,895
Saul Centers, Inc., Series E	6.00%	200,000	4,980,000
Seritage Growth Properties, Series A	7.00%	176,500	3,127,580
SITE Centers Corp., Series A	6.38%	299,700	7,468,524
SITE Centers Corp., Series K	6.25%	105,891	2,578,446
Spirit Realty Capital, Inc., Series A	6.00%	275,000	7,246,250
Summit Hotel Properties, Inc., Series E	6.25%	123,000	2,742,900
Sunstone Hotel Investors, Inc., Series E	6.95%	160,000	3,985,600
Sunstone Hotel Investors, Inc., Series F	6.45%	196,339	4,761,221
Taubman Centers, Inc., Series J	6.50%	150,000	3,255,000
Taubman Centers, Inc., Series K	6.25%	115,000	2,465,600
Urstadt Biddle Properties, Inc., Series H	6.25%	126,815	3,113,308
Urstadt Biddle Properties, Inc., Series K	5.88%	78,800	1,875,440
VEREIT, Inc., Series F	6.70%	151,047	3,826,020
Vornado Realty Trust, Series K	5.70%	235,000	5,961,950
Vornado Realty Trust, Series L	5.40%	134,500	3,374,605

TOTAL PREFERRED STOCKS
(Cost $159,835,174)			162,926,705

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Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2020

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (3.37%)
Federated Hermes Treasury Obligations Fund, Class IS	0.02%	130,671,887	$130,671,887

TOTAL SHORT TERM INVESTMENT
(Cost $130,671,887)			130,671,887

TOTAL INVESTMENTS (98.95%)
(Cost $3,631,879,426)			$3,839,184,242

Other Assets In Excess Of Liabilities (1.05%)			40,639,647
NET ASSETS (100.00%)			$3,879,823,889

(a)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

Annual Report | September 30, 2020	21

Griffin Institutional Access Real Estate Fund	Schedule of Investments

September 30, 2020

*	Additional Information on Investments in Private Investment Funds:

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2020
$41,268,009	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
33,803,131	American Core Realty Fund, L.P.	Quarterly	10	0
65,228,341	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
13,137,595	Barings Core Property Fund, L.P.	Quarterly	30	0
54,189,763	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
19,691,972	BlackRock US Core Property Fund	Quarterly	60	0
105,730,915	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	22,998,806
90,308,309	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
180,351,567	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
122,538,064	Clarion Lion Industrial Trust, L.P.	Quarterly	90	25,000,000
225,946,324	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
222,190,722	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
104,031,299	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
24,378,198	GWL U.S. Property Fund, L.P.	Quarterly	90	0
47,287,559	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
31,051,284	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
146,595,920	Heitman Core Real Estate Debt Income Trust	Quarterly	90	37,287,561
61,611,597	JPM U.S Real Estate Core Mezzanine Debt Fund	Quarterly	60	33,234,521
205,633,401	Morgan Stanley Prime Property Fund	Quarterly	90	0
134,450,478	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
84,614,452	PGIM Real Estate U.S. Debt Fund, L.P.	Quarterly	90	0
125,877,104	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
162,392,391	PRISA, L.P.	Quarterly	90	0
63,557,768	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
19,246,031	RREEF America REIT II, Inc.	Quarterly	45	0
76,837,771	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
58,341,445	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
130,033,910	TA Realty Core Property Fund, L.P.	Quarterly	45	0
102,231,037	TCM CRE Credit Fund, L.P.	Quarterly	90	26,500,000
52,768,213	Torchlight Value Fund, LLC	Monthly	15	0
17,287,702	UBS Trumbull Property Fund	Quarterly	60	0
53,930,277	USAA US Government Building Fund, LLC	Quarterly	60	0
82,709,832	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	75,000,000
60,215,874	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$3,019,468,255				$220,020,888

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

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Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2020

ASSETS
Investments, at value (Cost $3,631,879,426)	$3,839,184,242
Dividend receivable	26,487,295
Cash	9,720,829
Pre-funded asset commitment(a)	5,531,477
Receivable for investments sold	4,388,793
Receivable for shares sold	3,477,257
Prepaid expenses and other assets	134,826
Total Assets	3,888,924,719
LIABILITIES
Payable for investment advisory fees (Note 3)	4,688,055
Payable for distribution fees (Note 3)	897,490
Payable for transfer agency fees (Note 3)	331,611
Payable for shareholder servicing fees (Note 3)	272,390
Payable for lines of credit interest (Note 6)	119,600
Payable for legal fees	117,724
Payable for administration fees (Note 3)	106,661
Payable for trustees' fees (Note 3)	45,000
Payable for compliance service fees	35,143
Payable for custody fees (Note 3)	34,600
Payable for audit and tax fees	23,500
Accrued expenses and other liabilities	2,429,056
Total Liabilities	9,100,830
NET ASSETS	$3,879,823,889
NET ASSETS CONSIST OF
Paid-in capital	$3,710,246,121
Total distributable earnings	169,577,768
NET ASSETS	$3,879,823,889
PRICING OF SHARES
Class A:
Net asset value	$24.93
Net assets	$735,511,066
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	29,505,770
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.45
Class C:
Net asset value and maximum offering price	$24.00
Net assets	$499,225,255
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,802,789
Class I:
Net asset value and maximum offering price	$25.25
Net assets	$1,624,344,078
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	64,327,639
Class M:
Net asset value and maximum offering price	$24.46
Net assets	$942,530,986
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	38,533,911
Class L:
Net asset value	$24.74
Net assets	$78,212,504
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,161,055
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$25.84

(a)	JPM U.S Real Estate Core Mezzanine Debt Fund, may require Limited Partners to make pre-funded capital contributions between quarterly drawdown dates, for credit as of the first day following the next quarter date. Investment units were subsequently credited to the Fund on October 1, 2020.

See Notes to Financial Statements.

Annual Report | September 30, 2020	23

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2020
INVESTMENT INCOME
Dividend Income	$138,677,900
Total Investment Income	138,677,900

EXPENSES
Investment advisory fees (Note 3)	60,651,159
Administration fees (Note 3)	1,294,488
Transfer agency fees (Note 3)	1,478,408
Shareholder servicing fees (Note 3):
Class A	2,043,049
Class C	1,336,227
Class L	206,081
Distribution fees (Note 3):
Class C	4,008,682
Class M	6,961,399
Class L	206,081
Interest expense (Note 6)	2,585,749
Reports to shareholders and printing fees	1,213,795
Legal fees	641,382
SEC registration fees	233,479
Trustees' fees (Note 3)	183,413
Insurance fees	172,023
Custody fees (Note 3)	164,277
State registration fees	152,269
Compliance service fees	133,728
Audit and tax fees	23,500
Other expenses	78,586
Total Expenses	83,767,775
Fees waived/expenses reimbursed by Adviser (Note 3)	(80,813)
Expense recoupment of previously waived fees (Note 3)	650,290
Net Expenses	84,337,252
Net Investment Income	54,340,648
Net realized loss on investments	(160,953,388)
Long-term capital gain distributions from other investments	557,522
Net change in unrealized appreciation/(depreciation) on investments	(78,436,140)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(238,832,006)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(184,491,358)

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
OPERATIONS:
Net investment income	$54,340,648	$41,888,890
Net realized gain/(loss) on investments and long-term capital gain distributions from other investments	(160,395,866)	79,653,592
Net change in unrealized appreciation/(depreciation) on investments	(78,436,140)	91,476,780
Net Increase/(Decrease) in Net Assets Resulting from Operations	(184,491,358)	213,019,262
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(11,217,395)	(15,373,656)
From return of capital	(31,152,341)	(26,980,045)
Class C
From distributable earnings	(7,201,941)	(9,788,370)
From return of capital	(20,341,353)	(16,602,295)
Class I
From distributable earnings	(22,220,126)	(23,840,687)
From return of capital	(65,288,868)	(42,745,732)
Class M
From distributable earnings	(11,896,230)	(11,233,577)
From return of capital	(36,960,896)	(20,995,723)
Class L
From distributable earnings	(928,324)	(1,367,810)
From return of capital	(3,045,393)	(2,649,815)
Total Distributions to Shareholders	(210,252,867)	(171,577,710)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	141,333,948	270,553,434
Distributions reinvested	23,711,348	22,856,649
Shares redeemed	(139,056,725)	(114,130,926)
Exchanged out	(92,007,643)	(26,609,912)
Class C
Shares sold	81,929,996	107,960,714
Distributions reinvested	16,030,646	15,698,844
Shares redeemed	(74,781,484)	(56,584,257)
Exchanged out	(5,639,213)	(5,262,571)
Class I
Shares sold	456,751,216	543,201,728
Distributions reinvested	42,478,149	33,972,598
Shares redeemed	(328,458,174)	(150,571,487)
Exchanged in	140,118,543	34,268,747
Class M
Shares sold	249,642,265	386,076,614
Distributions reinvested	39,615,004	26,083,890
Shares redeemed	(55,504,294)	(10,726,840)
Exchanged out	(4,105,874)	(931,992)
Class L
Shares sold	26,720,072	56,223,422
Distributions reinvested	2,792,460	2,796,301
Shares redeemed	(5,728,428)	(3,958,347)
Exchanged out	(38,365,813)	(1,464,272)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	477,475,999	1,129,452,337
Net increase in net assets	82,731,774	1,170,893,889

See Notes to Financial Statements.

Annual Report | September 30, 2020	25

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET ASSETS:
Beginning of year	3,797,092,115	2,626,198,226
End of year	$3,879,823,889	$3,797,092,115
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	32,142,589	26,532,652
Shares sold	5,241,802	9,937,145
Distributions reinvested	930,476	844,017
Shares redeemed	(5,313,837)	(4,197,046)
Shares transferred out	(3,495,260)	(974,179)
Net increase/(decrease) in shares outstanding	(2,636,819)	5,609,937
Ending shares	29,505,770	32,142,589
Class C
Beginning shares	20,206,313	17,875,089
Shares sold	3,137,134	4,069,997
Distributions reinvested	650,609	595,897
Shares redeemed	(2,970,780)	(2,136,675)
Shares transferred out	(220,487)	(197,995)
Net increase in shares outstanding	596,476	2,331,224
Ending shares	20,802,789	20,206,313
Class I
Beginning shares	53,290,893	36,533,117
Shares sold	16,787,615	19,754,093
Distributions reinvested	1,646,834	1,242,119
Shares redeemed	(12,602,940)	(5,481,351)
Shares transferred in	5,205,237	1,242,915
Net increase in shares outstanding	11,036,746	16,757,776
Ending shares	64,327,639	53,290,893
Class M
Beginning shares	29,940,573	15,075,805
Shares sold	9,339,187	14,324,122
Distributions reinvested	1,580,554	973,903
Shares redeemed	(2,162,000)	(398,636)
Shares transferred out	(164,403)	(34,621)
Net increase in shares outstanding	8,593,338	14,864,768
Ending shares	38,533,911	29,940,573
Class L
Beginning shares	3,678,857	1,706,333
Shares sold	996,164	2,069,165
Distributions reinvested	110,403	103,529
Shares redeemed	(220,524)	(146,356)
Shares transferred out	(1,403,845)	(53,814)
Net increase/(decrease) in shares outstanding	(517,802)	1,972,524
Ending shares	3,161,055	3,678,857

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2020
Operating Activities:
Net decrease in net assets resulting from operations	$(184,491,358)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(2,455,297,357)
Proceeds from sale of investments	1,933,716,591
Net proceeds from short-term investments	181,360,999
Net realized loss on investments	160,953,388
Long-term capital gain distributions from other investment companies	(557,522)
Net change in unrealized appreciation(depreciation) on investments	78,436,140
Change in operating assets and liabilities:
Dividend receivables	(5,468,063)
Pre-funded asset commitment	(5,531,477)
Prepaid expenses and other assets	38,701
Payable for investment advisory fees	136,875
Payable for distribution fees	68,330
Payable for shareholder servicing fees	(35,294)
Payable for transfer agency fees	5,470
Payable for lines of credit interest	55,017
Payable for administration fees	2,956
Payable for trustees' fees	40,612
Payable for legal fees	29,838
Payable for custody fees	30,158
Payable for compliance service fees	4,270
Accrued expenses and other liabilities	(448,415)
Net cash used in operating activities	(296,950,141)

Financing Activities:
Proceeds from shares sold	962,132,884
Cost of shares redeemed	(603,529,105)
Distributions paid to shareholders	(85,625,260)
Net cash provided by financing activities	272,978,519

Cash and cash equivalents, beginning of year	$33,692,451
Cash and cash equivalents, end of year	$9,720,829

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$124,627,607
Cash paid during the period for interest from bank borrowing:	$2,530,732

See Notes to Financial Statements.

Annual Report | September 30, 2020	27

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$27.36	$26.94	$26.65	$26.63	$25.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.39	0.38	0.28	0.24
Net realized and unrealized gain/(loss)	(1.46)	1.46	1.32	1.14	1.81
Total from investment operations	(1.08)	1.85	1.70	1.42	2.05

DISTRIBUTIONS:
From net investment income	(0.36)	–	–	–	(0.02)
From net realized gain on investments	–	(0.54)	(0.20)	(0.30)	(0.32)
Return of capital	(0.99)	(0.89)	(1.21)	(1.10)	(1.05)
Total distributions(b)	(1.35)	(1.43)	(1.41)	(1.40)	(1.39)

Net increase/(decrease) in net asset value	(2.43)	0.42	0.29	0.02	0.66
Net asset value, end of year	$24.93	$27.36	$26.94	$26.65	$26.63
TOTAL RETURN(c)	(3.96)%	7.05%	6.54%	5.47%	8.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$735,511	$879,401	$714,880	$639,448	$510,251
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.95%	1.94%	2.11%	2.29%	2.41%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.97%	1.96%	2.11%	2.23%	2.23%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	1.45%	1.43%	1.41%	1.06%	0.92%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.89%	1.89%	1.91%	1.97%	2.09%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.91%	1.91%	1.91%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	1.53%	1.50%	1.61%	1.31%	1.05%
Portfolio turnover rate	51%	22%	15%	11%	8%

See Notes to Financial Statements.

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Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the year indicated. Total returns would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Annual Report | September 30, 2020	29

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$26.54	$26.33	$26.24	$26.42	$25.95

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.18	0.17	0.08	0.04
Net realized and unrealized gain/(loss)	(1.41)	1.42	1.31	1.12	1.82
Total from investment operations	(1.23)	1.60	1.48	1.20	1.86

DISTRIBUTIONS:
From net investment income	(0.35)	–	–	–	(0.03)
From net realized gain on investments	–	(0.52)	(0.20)	(0.30)	(0.32)
Return of capital	(0.96)	(0.87)	(1.19)	(1.08)	(1.04)
Total distributions(b)	(1.31)	(1.39)	(1.39)	(1.38)	(1.39)

Net increase/(decrease) in net asset value	(2.54)	0.21	0.09	(0.18)	0.47
Net asset value, end of year	$24.00	$26.54	$26.33	$26.24	$26.42
TOTAL RETURN(c)	(4.68)%	6.24%	5.76%	4.68%	7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$499,225	$536,289	$470,711	$445,191	$302,319
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.71%	2.70%	2.86%	3.04%	3.18%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.72%	2.72%	2.86%	2.98%	2.98%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	0.71%	0.68%	0.66%	0.30%	0.17%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	2.65%	2.64%	2.66%	2.72%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	2.66%	2.66%	2.66%	2.66%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	0.78%	0.76%	0.86%	0.56%	0.29%
Portfolio turnover rate	51%	22%	15%	11%	8%

See Notes to Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the year indicated. Total returns would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Annual Report | September 30, 2020	31

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of year	$27.65	$27.16	$26.80	$26.71	$25.98

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.46	0.45	0.35	0.31
Net realized and unrealized gain/(loss)	(1.48)	1.48	1.33	1.15	1.82
Total from investment operations	(1.03)	1.94	1.78	1.50	2.13

DISTRIBUTIONS:
From net investment income	(0.37)	–	–	–	(0.03)
From net realized gain on investments	–	(0.55)	(0.20)	(0.30)	(0.32)
Return of capital	(1.00)	(0.90)	(1.22)	(1.11)	(1.05)
Total distributions(b)	(1.37)	(1.45)	(1.42)	(1.41)	(1.40)

Net increase/(decrease) in net asset value	(2.40)	0.49	0.36	0.09	0.73
Net asset value, end of year	$25.25	$27.65	$27.16	$26.80	$26.71
TOTAL RETURN(c)	(3.75)%	7.30%	6.81%	5.75%	8.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,624,344	$1,473,477	$992,272	$657,954	$353,907
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.71%	1.70%	1.86%	2.04%	2.17%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.72%	1.71%	1.86%	1.97%	1.98%
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)(e)	1.71%	1.69%	1.67%	1.31%	1.16%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(d)	1.65%	1.65%	1.66%	1.73%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(d)	1.66%	1.66%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	1.79%	1.76%	1.87%	1.55%	1.30%
Portfolio turnover rate	51%	22%	15%	11%	8%

See Notes to Financial Statements.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(a)	Calculated using the average shares method.
(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(c)	Total returns are for the year indicated. Total returns would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

See Notes to Financial Statements.

Annual Report | September 30, 2020	33

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of year or period	$26.98	$26.70	$26.54	$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.25	0.26	0.25	0.13
Net realized and unrealized gain/(loss)	(1.44)	1.44	1.31	1.33
Total from investment operations	(1.19)	1.70	1.56	1.46

DISTRIBUTIONS:
From net investment income	(0.35)	–	–	–
From net realized gain on investments	–	(0.54)	(0.20)	(0.30)
Return of capital	(0.98)	(0.88)	(1.20)	(1.10)
Total distributions(c)	(1.33)	(1.42)	(1.40)	(1.40)

Net increase in net asset value	(2.52)	0.28	0.16	0.06
Net asset value, end of year or period	$24.46	$26.98	$26.70	$26.54
TOTAL RETURN(d)	(4.44)%	6.51%	6.03%	5.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$942,531	$807,774	$402,482	$117,018
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.46%	2.44%	2.58%	2.71	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.46%	2.44%	2.59%	2.66	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	0.98%	0.98%	0.94%	0.57	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.40%	2.39%	2.41%	2.46	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.40%	2.39%	2.41%	2.41	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.04%	1.03%	1.14%	0.77	%(f)
Portfolio turnover rate	51%	22%	15%	11	%(h)

See Notes to Financial Statements.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(d)	Total returns are for the years or period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived by the Adviser during the years or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2020	35

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of year or period	$27.22	$26.87	$26.64	$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.31	0.33	0.32	0.12
Net realized and unrealized gain/(loss)	(1.45)	1.45	1.32	0.59
Total from investment operations	(1.14)	1.78	1.64	0.71

DISTRIBUTIONS:
From net investment income	(0.35)	0.00	–	–
From net realized gain on investments	–	(0.54)	(0.20)	(0.15)
Return of capital	(0.99)	(0.89)	(1.21)	(0.55)
Total distributions(c)	(1.34)	(1.43)	(1.41)	(0.70)

Net increase in net asset value	(2.48)	0.35	0.23	0.01
Net asset value, end of year or period	$24.74	$27.22	$26.87	$26.64
TOTAL RETURN(d)	(4.20)%	6.77%	6.30%	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$78,213	$100,151	$45,853	$13,833
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.20%	2.19%	2.34%	2.44	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.20%	2.19%	2.35%	2.39	%(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	1.19%	1.23%	1.19%	1.05	%(f)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.14%	2.14%	2.16%	2.21	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.14%	2.14%	2.16%	2.16	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.25%	1.28%	1.39%	1.23	%(f)
Portfolio turnover rate	51%	22%	15%	11	%(h)

See Notes to Financial Statements.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Periods Presented

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.
(b)	Calculated using the average shares method.
(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.
(d)	Total returns are for the years or period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived by the Adviser during the years or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.
(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2020	37

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

1. ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of readily available market quotations. Market quotations are obtained from independent pricing services approved by the Board of Trustees (the “Trustees”). If market quotations are not readily available, or if the available quotations are not believed to be reflective of market value, securities are valued at fair value in good faith pursuant to the procedures adopted by the Trustees. The Trustees have delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the valuation policy approved by the Trustees. Fair valuation procedures may be applied when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is unreliable. There is no single standard for determining fair value of a security. Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate the Fund’s NAV.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as real estate investment trusts (“REIT”) for tax purposes. Further, the Private Investment Funds generally include private funds that invest in real estate assets (“Private Equity REITs”) and private funds that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The Private Investment Funds measure their investment assets at fair value and report a NAV on a calendar quarter basis. For non-calendar quarter-end days, the fair value of each Private Equity REIT is determined by adjusting the most recent NAV for each Private Equity REIT by the change in a proprietary index that the Trustees have deemed to be representative of the Private Equity REIT market. With regard to the Private Debt Funds, the Adviser will accrue income on a daily basis and update the NAV, generally on a quarterly basis, utilizing the NAVs issued by the Private Debt Funds. In the event that a NAV is not provided by a Private Investment Fund following the end of the quarter or if the Adviser becomes aware of developments warranting an update to a Private Investment Fund's valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective net asset value each quarter. As of September 30, 2020, all of the Fund’s investments in Private Investment Funds were valued at their respective sponsored issued NAVs.

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. For the year ended September 30, 2020, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of September 30, 2020:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$3,019,468,255
Publicly Traded Securities	526,117,395	–	–	526,117,395
Preferred Stocks	162,926,705	–	–	162,926,705
Short Term Investment	130,671,887	–	–	130,671,887
Total	$819,715,987	$–	$–	$3,839,184,242

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the year ended September 30, 2020, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Annual Report | September 30, 2020	39

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying REITS – Distributions made to the Fund by the underlying REITs in which the Fund invests may take several forms. Specifically, such distributions may be in the form of dividends, capital gains, and/or a return of capital.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of September 30, 2020, the Fund had total Unfunded Commitments in the amount of $220,020,888.

Other Investment Companies – The Fund may invest in securities of other investment companies, including mutual funds and Exchange-Traded Funds (“ETFs”) that invest principally, directly or indirectly, in real estate or real estate related securities. Because mutual funds and ETFs incur their own fees and expenses, shareholders of the Fund will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of a mutual fund or an ETF. Unlike mutual funds, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2020 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until February 1, 2021, unless and until the Trustees approve its modification or termination. The Fund does not anticipate that the Trustees will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

During the year ended September 30, 2020, the fees waived/reimbursed and recoupment of previously waived fees under the Expense Limitation Agreement were as follows:

Fees (Waived)/Reimbursed By Advisor	Recoupment of Previously Waived Fees by Advisor
$(80,813)	$650,290

As of September 30, 2020, the balance of recoupable expenses for the Fund was as follows:

Expires September 30, 2021	Expires September 30, 2022	Expires September 30, 2023
$287,015	$53,277	$80,813

Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, n.a. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the year ended September 30, 2020, Class C, Class M and Class L shares incurred distribution fees of $4,008,682, $6,961,399 and $206,081, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the year ended September 30, 2020, Class A, Class C and Class L shares incurred shareholder servicing fees of $2,043,049, $1,336,227 and $206,081, respectively.

Annual Report | September 30, 2020	41

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each "non-interested" receives an annual retainer of $55,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per non-interested Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2020 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$2,418,354,305	$1,899,883,000

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended September 30, 2020, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to book/tax distribution differences and non-deductible expenses.

Paid-in Capital	Total Distributable Earnings
$(18,381,821)	$18,381,821

The tax character of distributions paid for each of the fiscal years were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$53,464,016	$–	$156,788,851
2019	571,809	61,032,291	109,973,610

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation/ (depreciation) on investments	Total
$(119,556,423)	$(37,685,971)	$326,820,162	$169,577,768

42	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

As of September 30, 2020, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$390,037,327	$(63,217,165)	$326,820,162	$3,512,364,080

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

The Fund elects to defer to the period ending September 30, 2021, capital losses recognized during the period November 1, 2019 to September 30, 2020, in the amount of $119,556,423.

The Fund elects to defer to the period ending September 30, 2021, late year ordinary losses in the amount of $37,685,971.

6. LINES OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse First Boston Ltd. ("Credit Suisse" and together with BNP, the "Banks") subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2020, the Fund had outstanding borrowings for twelve days and incurred $90,777 of interest expense related to its outstanding borrowings under the BNP arrangement. Average borrowings and average interest rate for the twelve days in which the Fund had outstanding borrowings under the BNP arrangement were $105,000,000 and 2.56%, respectively. The largest outstanding borrowing under the BNP arrangement during the year ended September 30, 2020 was $130,000,000. As of September 30, 2020, the Fund had no outstanding borrowings under the BNP arrangement.

For the period October 1, 2019 to December 15, 2019, borrowings under the Credit Suisse arrangement bore interest at the 3-month LIBOR plus 235 basis points at the time of borrowing and an unused commitment fee rate equal to 77.5 basis points. The Fund and Credit Suisse entered into an amended credit agreement that provides for different economic terms and conditions than the previous arrangement. Thus, for the period December 16, 2019 to September 30, 2020, borrowings under the Credit Suisse arrangement bore interest at LIBOR plus 205 basis points at the time of borrowing and an unused commitment fee rate equal to 59.8 basis points. The Credit Suisse arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the year ended September 30, 2020, the Fund had no outstanding borrowings during the period and as such incurred $0 of interest expense under the Credit Suisse arrangements, and $2,494,972 of total unused fees, which is included in the interest expense line item on the Statement of Operations.

As of September 30, 2020, the Fund had no outstanding borrowings and, therefore, no securities were pledged as collateral to the Banks. Certain of the Fund's underlying investments are pledged as collateral when the Fund borrows from the Banks.

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

Annual Report | September 30, 2020	43

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

During the year ended September 30, 2020, the Fund completed four quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. All shareholder repurchase requests received by the Fund in good order by the November 5, 2019 Repurchase Request Deadline and the February 5, 2020 Repurchase Deadline were honored in their full amounts. The shareholder repurchase requests received by the Fund in good order by the May 6, 2020 Repurchase Request Deadline and the August 5, 2020 Repurchase Request Deadline exceeded the number of shares of the Fund subject to each repurchase offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 67.90% of the total number of shares tendered for repurchase on May 6, 2020 and approximately 67.74% of the total number of shares tendered for repurchase on August 5, 2020. The result of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 27, 2019	December 27, 2019	March 27, 2020	June 29, 2020
Repurchase Request Deadline	November 5, 2019	February 5, 2020	May 6, 2020	August 5, 2020
Repurchase Pricing Date	November 5, 2019	February 5, 2020	May 6, 2020	August 5, 2020
Amount Repurchased	$80,121,423	$109,251,967	$210,594,708	$203,561,007
Shares Repurchased	2,930,871	3,977,558	8,278,299	8,083,353

8. RISK FACTORS

COVID-19 Risk – An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of real estate securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. The extent to which COVID-19 will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Market Risk – An investment in the fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the fund’s shares represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of September 30, 2020, the Fund had 95.58% of the value of its net assets invested within the real estate industry.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2020

REIT Risk – Share prices of Public REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

London Interbank Offered Rate Risk – Holdings of certain of the Fund’s underlying investments, and the Fund’s financing terms, may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated September 29, 2020, the Fund offered to repurchase up to 5% of its outstanding shares (the “Repurchase Offer”) at the net asset value of such shares on November 10, 2020 (the “Repurchase Date”). The repurchase requests received by the Fund by the Repurchase Date exceeded the number of shares subject to the Repurchase Offer and as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 58.13% of the total number of shares tendered for repurchase which resulted in approximately 7,904,554 repurchased shares for approximately $200,053,646.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2020	45

Report of Independent Registered
Griffin Institutional Access Real Estate Fund	Public Accounting Firm

To the Board of Trustees and Shareholders of

Griffin Institutional Access Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund (the “Fund”), including the schedule of investments, as of September 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the five-year period ended September 30, 2020
Class C	For each of the years in the five-year period ended September 30, 2020
Class I	For each of the years in the five-year period ended September 30, 2020
Class M	For each of the years in the three-year period ended September 30, 2020 and for the period from November 17, 2016 (commencement of operations) through September 30, 2017
Class L	For each of the years in the three-year period ended September 30, 2020 and for the period from April 25, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Griffin Institutional Access Real Estate Fund since 2014.

Philadelphia, Pennsylvania

November 24, 2020

46	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to August 29, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at http://www.sec.gov.

Annual Report | September 30, 2020	47

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2020 (Unaudited)

Trustees’ Consideration and Approval of Renewal of Advisory Agreement with Griffin Capital Advisor, LLC

Griffin Capital Advisor, LLC (the “Adviser”) supervises the investments of the Fund pursuant to an Investment Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 16, 2020 the Trustees approved the continuation of the Investment Advisory Agreement for a one-year term. In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided by the Adviser; (iv) the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors.

At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Adviser to the Trustees containing information about the advisory firm and its business. The memorandum provided information about the Adviser’s finances, personnel, services to the Fund, investment advice, fees, and compliance program. It also contained information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

The Independent Trustees were assisted by Counsel throughout the Investment Advisory Agreement review process. The Board relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.

(i) The nature, extent, and quality of the services provided by the Adviser. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; and the level of commitment to the Fund and the Adviser by the principals of the Adviser. The Trustees considered the responsibilities of the Adviser under the Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective of generation of a return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Trustees reviewed the balance sheet of the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Fund’s principal officers are personnel of the Adviser, and its affiliates serve the Fund without additional compensation. The Board noted that the depth of experience of the personnel of the Adviser continues to grow, as shown by the Adviser’s engagement of new personnel. The Board recognized the attention given to the Adviser by other financial advisers in the real estate industry for their knowledge of private fund investments. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(ii) The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. The Board acknowledged that the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the S&P 500 in each of the since inception through March 31, 2020, trailing 5 year, and annual periods. The Board took note of the underperformance to the S&P 500, which was related to the general bull market that has occurred since that time, while noting the general market turmoil in the first quarter of 2020. The Board also did note that the Fund had provided better risk-adjusted returns than the S&P 500 since inception. The Trustees further noted that the Fund outperformed all but one of its peers in the since inception period. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(iii) The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

48	1.888.926.2688 | www.griffincapital.com

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2020 (Unaudited)

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds, but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees, and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Trustees noted that some peer funds had variable components to their management fee, which might make the management fee higher than the Fund’s in certain circumstances. The Board considered that other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, that was still in effect and that fund expenses have continued to exceed the limitation amount and, thus, the Adviser has continued to waive some of its management fee. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)  The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund, and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that the Adviser’s profitability was not excessive.

(v) The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders continue to benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement, and the Adviser begins receiving its full fee. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for the Fund.

Trustees Consideration and Approval of Continuation of Sub-Advisory Agreement with Aon Investments USA Inc.

Aon Investments USA Inc. (“Aon”) provides advisory services to the Fund by recommending private investment securities in which to invest to the Adviser pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 16, 2020, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by Aon; (ii) the investment performance of the Fund and Aon; (iii) the costs of the services provided by Aon; (iv) the profits to be realized by Aon and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors.

(i) The nature, extent, and quality of the services provided by Aon. The Trustees evaluated Aon’s staffing, personnel, and methods of operating; the education and experience of Aon’s personnel; Aon’s compliance program, policies, and procedures; the financial condition of Aon; and the level of commitment to the Fund and Aon by the principals of Aon. The Trustees reviewed the balance sheet of Aon (specifically, its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of Aon under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by strategically investing across private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

Annual Report | September 30, 2020	49

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2020 (Unaudited)

(ii) The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that the Adviser continued to be satisfied with Aon’s performance and the data provided. After reviewing these considerations, the Board concluded that the investment performance of Aon was satisfactory.

(iii) The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds and that the Aon did not have any other comparable accounts that it managed against which to compare the sub-advisory fee charged to the Fund. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv) The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund, and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

(v) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with Aon.

Trustees Consideration and Approval of Continuation of Sub-Advisory Agreement with CenterSquare Investment Management LLC

CenterSquare Investment Management LLC (“CenterSquare”) provides advisory services to the Fund by managing the portion of the Fund’s assets allocated to public real estate related securities, subject to the direction and oversight of the Adviser pursuant to an Investment Sub-Advisory Agreement. At a meeting of the Fund’s Board of Trustees on June 16, 2020, the Trustees approved the continuation of the Investment Sub-Advisory Agreement for a one-year term. In considering whether to approve the Investment Sub-Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by CenterSquare; (ii) the investment performance of the Fund and CenterSquare; (iii) the costs of the services provided by CenterSquare; (iv) the profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors.

(i)  The nature, extent, and quality of the services provided by CenterSquare. The Trustees evaluated CenterSquare’s staffing, personnel, and methods of operating; the education and experience of CenterSquare’s personnel; CenterSquare’s compliance program, policies, and procedures; the financial condition of CenterSquare; and the level of commitment to the Fund and CenterSquare by the principals of CenterSquare. The Trustees reviewed the balance sheet of CenterSquare (specifically its parent company) and discussed the financial stability and profitability of the firm. The Trustees considered the responsibilities of CenterSquare under the Investment Sub-Advisory Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and efforts to promote the Fund, and grow the Fund’s assets. The Trustees noted that CenterSquare supports the Adviser in seeking to achieve the Fund’s investment objective to generate a balanced return comprised of current income and capital appreciation with moderate volatility and low correlation to the broader markets by investing in publicly traded, income producing, equity and certain debt real estate related securities. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of CenterSquare’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory.

50	1.888.926.2688 | www.griffincapital.com

Trustees’ Consideration and Approval
Griffin Institutional Access Real Estate Fund	of Renewal of Advisory Agreements

September 30, 2020 (Unaudited)

(ii) The investment performance of the Fund and CenterSquare. The Trustees discussed the performance of the public real estate related securities portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with CenterSquare’s performance. After reviewing these considerations, the Board concluded that the investment performance of CenterSquare was satisfactory.

(iii) The costs of the services to be provided by CenterSquare. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for CenterSquare in providing services to the Fund. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that CenterSquare represented that the sub-advisory fee being charged to the Fund was a material discount from the its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)  The profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees reviewed CenterSquare’s profitability analysis in connection with its management of the Fund, and noted that CenterSquare earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that CenterSquare’s profitability was not excessive.

(v) The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to CenterSquare based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement with CenterSquare.

Annual Report | September 30, 2020	51

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2020 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 888-926-2688.

INDEPENDENT TRUSTEES

Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathan Headrick (1974)	Trustee Since 2014	Managing Director, BluWater Group (financial services firm), 2019-present; Managing Director and Founder, Triloma Financial Group (private equity firm), 2013-2019; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-2014; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	2	Griffin Institutional Access Credit Fund, 2017-Present; Class of 1938 Foundation (nonprofit), 1996-present.
Robb Chapin (1962)	Trustee Since 2014	Chief Executive Officer, Bridge Seniors Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	2	Griffin Institutional Access Credit Fund, 2017-Present; Bridge Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present.
Ira Cohen (1959)	Trustee Since 2014	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Griffin Institutional Access Credit Fund, 2017-Present; Valued Advisers Trust ((for all of its series), 2010-present; Angel Oak Financial Strategies Income Term Trust, 2018 – present; Angel Oak Strategic Credit Fund, 2017 – present; and Angel Oak Funds Trust (for all of its series), 2014-present.

52	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2020 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name and Birth Year	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Kevin Shields (1958)	President and Trustee Since 2014	Chairman and Chief Executive Officer, Griffin Capital Company, LLC; Chief Executive Officer, Griffin Capital Credit Advisor, LLC; Chairman and Chief Executive Officer, Griffin Capital Securities, LLC; President and Director, Griffin Capital BDC Corp.; Executive Chairman, and Chief Executive Officer, Griffin Capital Essential Asset REIT, Inc. and Executive Chairman, and Chief Executive Officer, EA 1.	2	President and Trustee, Griffin Institutional Access Credit Fund, 2017 - present; Chairman, Griffin Capital Company, LLC, 1995 - present; Director, EA 1, 2008 - 2019; Director, Griffin Capital Essential Asset REIT Inc., 2014 - 2019; Director, Griffin Capital BDC Corp., 2014 -2017.
Joseph Miller (1963)	Treasurer Since 2014	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC; Treasurer, Griffin Institutional Access Credit Fund; and Chief Financial Officer, Griffin Capital BDC Corp.	N/A	N/A
Randy Anderson (1968)	Chairman, Secretary and Trustee Since 2014	Chief Economist, Griffin Capital Company, LLC; President, Griffin Capital Asset Management Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; Chief Investment Officer, Griffin Capital Credit Advisor, LLC; Executive Vice President, Griffin Capital BDC Corp; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company.	2	Chairman, Secretary and Trustee, Griffin Institutional Access Credit Fund, 2017 -present.
Ryan Del Giudice (1990)	Chief Compliance Officer Since 2018, Vice President and Assistant Secretary Since 2020	Chief Compliance Officer, Griffin Capital Advisor, LLC; Chief Compliance Officer, Griffin Capital Credit Advisor, LLC; Griffin Capital Company, LLC; Chief Compliance Officer, Griffin Institutional Access Credit Fund; Vice President, Cipperman Compliance Services, LLC; and Manager, Cipperman Compliance Services, LLC.	N/A	N/A
Madeline Arment (1989)	Assistant Treasurer Since 2019	Assistant Treasurer, Griffin Institutional Access Credit Fund; Fund Controller, ALPS Fund Services, Inc; Manager of Investment Operations, Shelton Capital Management; Tax Supervisor/Accountant, ALPS Fund Services, Inc.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Griffin Institutional Access Real Estate Fund and the Griffin Institutional Access Credit Fund.

Annual Report | September 30, 2020	53

Griffin Institutional Access Real Estate Fund	Service Providers

September 30, 2020 (Unaudited)

Investment Adviser

Griffin Capital Advisor, LLC

Griffin Capital Plaza, 1520 East Grand Avenue, El Segundo, CA 90245

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, n.a.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor, Philadelphia, PA 19103

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

54	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Privacy Notice

September 30, 2020 (Unaudited)

NOTICE OF PRIVACY POLICY & PRACTICES

The Griffin Institutional Access Real Estate Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your nonpublic personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Annual Report | September 30, 2020	55

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

© 2020 Griffin Institutional Access Real Estate Fund.
All rights reserved.

GFC001086 | 12.31.21

RE-IU99102W (1120)

Item 2. Code of Ethics.

(a)	The Griffin Institutional Access Real Estate Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Fund’s Code of Ethics is attached hereto as exhibit 13(A)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees (the “Board’) of the Fund has determined that the Fund has at least one audit committee financial expert serving on its Audit Committee.  The Board has designated Ira Cohen as the Fund’s audit committee financial expert. Mr. Cohen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s last two fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,500 and $20,500, respectively.

(b)	Audit-Related Fees: For the Fund’s last two fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)	Tax Fees: For the Fund’s last two fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the Fund were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Fund’s last two fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $0 and $0, respectively.

(e) (1)	The audit committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s Audit Committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the Fund.

(g)	For the Fund’s last two fiscal year ended September 30, 2019 and September 30, 2020, the aggregate non-audit fees for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $3,000 and $3,000, respectively.

(h)	The Fund's Audit Committee has considered whether the provision of non-audit services to the Fund's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The proxy voting policies and procedures of Griffin Capital Advisor, LLC and CenterSquare Investment Management LLC are attached hereto as exhibit EX 99.Item 7.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D., CRE — Dr. Anderson serves as Chief Investment Officer of Griffin Capital Advisor, LLC (the “Adviser”), a position he has held since its inception in 2014, and as Chairman of the Fund’s Board and the Fund’s Portfolio Manager, positions he has held since the Fund’s formation. Dr. Anderson has also served as a member of the Investment Committee of the Adviser since its inception in 2014. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital, a position he has held since joining Griffin Capital, in 2014. In addition, Dr. Anderson serves as President of Griffin Capital Asset Management Company, LLC, and has held such position since September 2015.

Dr. Anderson also is the Chief Investment Officer and a Principal of Griffin Capital Credit Advisor, LLC, a position he has held since its inception in 2017. Dr. Anderson also serves as Chairman of the Board of Trustees of Griffin Institutional Access Credit Fund (“GIACF”), a position he has held since GIACF’s formation. Dr. Anderson has served as the Dean’s Adjunct Professor of Real Estate Capital Markets at Florida Atlantic University since 2019. From 2012 to 2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager. Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate. While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors. In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm. From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors. Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature. Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities. Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer J. Propper — Mr. Propper serves as the Fund’s Associate Portfolio Manager and as Vice President and a Principal of the Adviser. Mr. Propper has served as a member of the Investment Committee of the Adviser since its inception in 2014. Mr. Propper is also the Vice President and a Principal of Griffin Capital Credit Advisor, LLC. Additionally, Mr. Propper serves as Managing Director of Griffin Capital. Mr. Propper joined Griffin Capital in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role, Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Master of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Dr. Anderson and Mr. Propper receive a fixed salary, retirement plan benefits, and distributions, if any, through ownership shares in the Adviser. Dr. Anderson and Mr. Propper are also entitled to receive a discretionary bonus, based upon, among other things, the performance of the Fund and Adviser.

As of September 30, 2020, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$422,084,502	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other registered investment companies (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2020, Dr. Anderson and Mr. Propper did not have direct beneficial ownership in Fund shares. Dr. Anderson and Mr. Propper hold minority profit interests in Griffin Capital, LLC. Griffin Capital, LLC is the indirect parent company of Griffin Capital Vertical Partners, L.P., which owns shares in the Fund totaling more than $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as exhibit EX 99.13(A)(1).

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	Not applicable.

(a)(5)	The proxy voting policies and procedures of the Fund’s investment adviser and investment sub-adviser are attached hereto in response to Item 7 of Form N-CSR.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 7, 2020

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	December 7, 2020